                       SEMIANNUAL REPORT / APRIL 30, 2002

                            AIM STRATEGIC INCOME FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                 [COVER IMAGE]

                      THE CHESS GAME BY ALICE KENT STODDARD

        CHESS IS LARGELY VIEWED AS A GAME OF STRATEGY, IN WHICH PLANNING

       THE MOVES OF EACH PIECE ON THE BOARD LEADS TO THE ULTIMATE GOAL OF

          WINNING THE GAME. LIKE A THOUGHTFUL CHESS PLAYER, THIS FUND'S

      MANAGEMENT TEAM CAREFULLY WEIGHS ITS OPTIONS AND CHOOSES SECURITIES

         FOR THE PORTFOLIO THAT WILL HELP THE FUND REACH ITS OBJECTIVE.

================================================================================

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Strategic Income Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o Had the advisor not waived fees and expenses during the reporting period, returns would have been lower.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o Average annual total returns, including sales charges, for periods ended 4/30/02, were: Class A shares, 10 years, 5.39%; 5 years, -0.71%; 1 year, -5.34%. Class B shares, inception (10/22/92), 4.64%; 5 years, -0.69%; 1 year, -5.88%. Class C shares, inception (3/1/99), -1.38%; 1 year, -2.32%.

o In addition to returns as of the close of the reporting period, above, industry regulations require us to provide average annual total returns, including sales charges, as of 3/31/02, the most recent calendar quarter-end, which were: Class A shares, 10 years, 5.25%; 5 years, -0.58%; 1 year, -6.29%. Class B shares, inception (10/22/92), 4.62%; 5 years, -0.52%; 1 year, -6.65%. Class C shares, inception (3/1/99), -1.52%; 1 year,
    -3.02%.

Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses, calculated at maximum offering price, and annualized.

o The fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The fund's distribution rate and 30-day SEC yield will differ.

o Investing in emerging markets may involve greater risk and potential reward than investing in more established markets.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o The fund invests in higher-yielding, lower-rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal and income than do U.S. government securities (such as U.S. Treasury bills and bonds, the repayment of principal and interest of which are guaranteed by the government if held to maturity). Fund shares are not insured, and their value and yield will vary with market conditions.

o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           In a letter to shareholders in spring 1995 fund reports,
ROBERT H.           before Alan Greenspan had uttered the words "irrational
GRAHAM]             exuberance," we cautioned our investors: "If you are
                    investing in mutual funds with expectations of double-digit returns every year, you will be disappointed. Maybe not today, but sometime in the future." Depending on which AIM funds you own, there is a good possibility you have experienced a loss during the past couple of years, perhaps including the six months covered by this report. Even investors who have not lost money may have been tempted to take their money out of the markets. We at AIM thank you for staying with us during this period.

                        Our nation and our markets have been badly shaken
                    recently: by terrorism and war, by the first recession in a decade, by a two-year bear market for equities, and by a loss of confidence in corporate governance and financial reporting stemming from the Enron collapse. It is obvious that markets got way ahead of themselves during the 1990s. Recall the euphoria about the Dow Jones Industrials breaking through the 10,000 mark. The Dow closed above that mark for the first time on March 29, 1999. As the period covered by this report closed, it was hovering around that mark.

    However, it would be foolish to replace irrational exuberance with equally irrational pessimism. Many of you who have only recently begun investing, perhaps as the markets were peaking in 1999 and 2000, may wonder whether markets ever produce positive returns. Nevertheless, the overwhelming majority of long-term investors, those who have been invested at least five years, are well ahead of where they started.

LONG-TERM OPTIMISM

One of our senior investment officers recently described what he considers the appropriate approach to the current equity markets: "optimism, tempered with rationality." I couldn't agree more. Looking at the long run, I cannot help being optimistic about the prospects for the U.S. economy. A great deal of the world's intellectual capital resides within our borders, and we enjoy a political and business structure that historically has provided unparalleled incentive for hard work and innovation. It takes effort not to be enthusiastic about the long-term state of the U.S. economy, and therefore of our equity markets.

   Beyond domestic equities, there are other investments with attractive potential. The likelihood of stable interest rates is strong, as the Federal Reserve has signaled its neutral stance in light of tame inflation and measured economic growth. Bonds typically do well in such a climate.

   The current international outlook is also favorable. Recent European economic data point to a pickup in manufacturing and consumer confidence. In Asia, export-led recovery is a dominant theme.

   No one, however, is anticipating a return to the heady days of the '90s, and a dose of realistic expectations would do us all well. Over the very long term--since before the Great Depression--domestic equities have produced average annual total returns of approximately 10%; fixed-income investments typically return less.

   As we warned seven years ago, bull markets do end. So do bear markets. The trouble is, no one can predict exactly when. In this environment, we at AIM can only promise to remain focused on two fundamental aspects of our business. The first is a disciplined investment process, which we know is the root of good performance over time. The other is excellent customer service, which you always deserve but probably need even more when markets are as volatile and generally disappointing as they have been lately.

YOUR FUND MANAGERS COMMENT

In the pages that follow, you will find your fund managers' more detailed discussion of factors that influenced your fund.

    Briefly, AIM Strategic Income fund closely tracked the performance of the general bond market, which saw a downward trend interrupted by considerable volatility along the way. The fund's total return at net asset value was -0.09% for Class A shares--just slightly less than the -0.01% result of its benchmark, the Lehman U.S. Aggregate Bond Index.

    You can always find timely information about your fund and the markets in general on our Web site, aimfunds.com. We invite you to visit it often. Our Client Services Department can be reached during regular business hours at 800-959-4246.

    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
June 10, 2002

              AIM STRATEGIC INCOME FUND RIDES OUT TURBULENT MARKET

HOW DID THE FUND FARE AMID THE VOLATILITY OF THE PAST SIX MONTHS?

During the reporting period, the U.S. economy emerged from recession into growth mode, experienced a spurt of rapid growth, then dropped back to a slower expansion rate. Meanwhile, AIM Strategic Income Fund continued to provide attractive current income for its shareholders. As of April 30, 2002, the end of the six-month reporting period, the fund's 30-day SEC yields at maximum offering price were 7.38% for Class A shares and 7.06% for Class B and Class C shares. Its 30-day distribution rates, also calculated at maximum offering price, were 7.31% for Class A shares, 7.00% for Class B shares and 7.01% for Class C shares.

    The fund, along with bonds in general, experienced considerable turbulence during the six months and ended the period down slightly. The fund's total returns for the period, calculated at net asset value, were -0.09% for Class A shares and -0.42% for Class B and Class C shares. The fund's broad market benchmark, the Lehman U.S. Aggregate Bond Index, returned -0.01% for the six months, a figure within a fraction of a percent of the fund's results.

HOW DID THE ECONOMIC ENVIRONMENT AFFECT THE BOND MARKET?

The negative growth during the third quarter of 2001 was one of the mildest recessions in the past 60 years. After a single quarter in recession, the U.S. economy began expanding again.

    Gross domestic product (GDP) managed a modest 1.7% annual growth rate during the fourth quarter, then unexpectedly shot up to a torrid 5.6% rate during the first quarter of 2002. Consumers spent briskly. Many manufacturers increased production to replenish inventories that were selling at last.

    Expecting vigorous growth to continue, eager investors moved money to stocks and high-yield bonds, depressing the values of investment-grade fixed-income instruments. They also began to worry that the Federal Reserve Board ("the Fed") might soon raise short-term interest rates to prevent the rapid growth from spurring inflation. Since prices of existing bonds tend to decline as interest rates rise, rate increases typically affect bond prices negatively.

    But in April, growth unexpectedly slowed. Unemployment, which had been shrinking, spiked to 6%. The consumer spending growth rate declined. Replen-ished inventories remained unsold as end-user demand lagged behind production. Companies continued postponing capital expenditures as nervous executives waited to see profit margins improve before incurring new costs. As slower growth reduced the threat of inflation, the specter of a Fed interest rate increase faded, and bonds recouped some of their value.

HOW DID THESE EVENTS AFFECT VARIOUS BOND SECTORS IN THE FUND?

Treasuries saw unusually high volatility. Yields on two-year Treasury notes rose more than 60 basis points during the first quarter's vigorous growth, then dropped all the way back as the economic growth rate slowed. A steepening yield curve for Treasuries indicated investor concern about long-term inflation, but the short end of the curve moved higher toward the end of the first quarter of 2002, causing some curve flattening and leaving the entire curve elevated. The pattern was similar on the international scene.

    Investment-grade corporate bonds outperformed government bonds significantly during March, both in the United States and abroad. The Asian-Pacific region made modest gains, while Europe was down slightly. Corporate bond spreads widened substantially during April.

================================================================================

FUND AT A GLANCE

AIM Strategic Income Fund seeks to provide high current income with the potential for long-term growth of capital.

                                   [ARTWORK]

INVESTMENT STYLE: Income and principal protection (seeks income consistent with capital preservation)

o Invests in U.S. government and investment-grade corporate bonds, high-yield bonds, and government and corporate bonds of developed and developing countries

o   Takes a diversified, multi-sector approach

o   Favors intermediate-term, medium-quality securities

================================================================================

YIELD ADVANTAGE

30-Day Yield
As of 4/30/02

                                   [BAR CHART]

         4.41%           5.09%              7.06%                7.38%
         5-YEAR         10-YEAR         AIM STRATEGIC        AIM STRATEGIC
          U.S.            U.S.           INCOME FUND          INCOME FUND
        TREASURY        TREASURY         CLASS B & C            CLASS A
         NOTES           NOTES              SHARES              SHARES

================================================================================

PORTFOLIO COMPOSITION

As of 4/30/02, based on total net assets

==========================================================================================================================
TOP 10 HOLDINGS                                          COUPON   MATURITY  % OF PORTFOLIO    [PIE CHART]
--------------------------------------------------------------------------------------------------------------------------
 1. News America Holdings, Inc., Putable Notes            8.45%     8/34         2.2%         Cash & Other             12%

 2. News America Holdings, Inc., Sr. Gtd. Deb.            9.25      2/13         1.9          U.S. & Foreign
                                                                                              Government                7%
 3. Federal National Mortgage Association (FNMA),
    Pass Through Ctfs., TBA                               7.00      6/32         1.9          U.S. Corporate
                                                                                              (Financial)               7%
 4. Texas-New Mexico Power Co., Sr. Sec. Notes            6.25      1/09         1.7
                                                                                              U.S. Corporate
 5. Waste Management, Inc., Putable Unsec. Notes          7.10      8/26         1.6          (Industrials)            43%

 6. Republic of Brazil, Unsec. Unsub. Bonds               8.88      4/24         1.5          U.S. Corporate
                                                                                              (Utilities)               9%
 7. Newfield Exploration Co., Sr. Unsec. Unsub. Notes     7.63      3/11         1.5
                                                                                              Foreign Corporate        10%
 8. Republic of Brazil, Unsub. Bonds                     14.50     10/09         1.5
                                                                                              U.S. Mortgage-Backed     12%
 9. Regions Financial Corp., Putable Sub. Notes           7.75      9/24         1.4

10. Lamar Advertising Co., Conv. Unsec. Notes             5.25      9/06         1.3

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
==========================================================================================================================

    Securitized sectors delivered the highest U.S. returns, with mortgage-backed issues at the very top. Industrials hampered the performance of U.S. investment-grade credit, while they were among Europe's better performers. Financials and especially utilities performed strongly in both regions.

    U.S. and European high-yield corporate bonds performed extremely well during March except for the telecom sector, where downgrades of several prominent firms' bonds caused generalized anxiety about the sector. For much of the period, however, high-yields struggled, and their results for the period as a whole were disappointing.

HOW WAS THE FUND MANAGED TO DEAL WITH THIS BOND CLIMATE?

The fund entered the period positioned well, and only very moderate shifts between sectors were made during the time covered by this report.

    Domestic industrials formed the largest segment of the portfolio. The next-largest element was mortgage-backed securities, the sector that produced the market's highest returns of the period. Their strong performance provided a big boost to the fund's results.

    Other major sectors were international corporates, domestic utilities and domestic finance companies, in that order.

    The fund maintained a proportion of approximately 60% investment-grade and 40% high-yield holdings, a ratio which is in line with its customary practice. Largely due to economic conditions and increasing credit concerns, the disappointing performance of high-yield issues diminished total return, but the cash flow generated by these holdings helped support the level of current income for shareholders. As of April 30, 2002, the portfolio had 214 holdings.

WHAT CONDITIONS WERE IN PLACE AT THE CLOSE OF THE REPORTING PERIOD?

At the conclusion of the period, markets remained skittish because of investors' concerns about corporate profitability and credit quality. We continued selecting holdings based on bottom-up analysis, thoroughly researching the soundness of the bond issuer's fundamentals before making a purchase.

    The economic situation appeared to offer grounds for cautious optimism. The recovery seemed to be continuing, though at a more modest pace, and it was worldwide, supporting the growth of international trade.

    Recession conditions were brief and mild compared to past downturns, and some economists hypothesized that mild recessions generate mild recoveries. If that were to occur, moderate growth might continue for several quarters without generating much inflation, perhaps allowing the Fed to leave interest rates unchanged for some time. Since bond funds tend to benefit from stable, moderate growth, such a development could be favorable for the fund.

    Investors, however, remained cautious as concerns persisted about the economy, corporate accounting practices and the Middle East.

================================================================================

    Portfolio Management Team

    Robert G. Alley
    Jan H. Friedli
    Carolyn L. Gibbs
    Scot W. Johnson
    Craig A. Smith

================================================================================

          See important fund and index disclosures inside front cover.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS
  & NOTES-73.96%

AEROSPACE & DEFENSE-0.39%

Dunlop Standard Aerospace Holdings PLC
  (United Kingdom), Sr. Unsec. Sub. Yankee
  Notes, 11.88%, 05/15/09                      $  400,000   $    418,000
========================================================================

AIRLINES-0.25%

Northwest Airlines Inc., Sr. Unsec. Gtd.
  Notes, 8.88%, 06/01/06                          280,000        268,800
========================================================================

ALTERNATIVE CARRIERS-1.05%

Intermedia Communications Inc.-Series B,
  Sr. Sub. Disc. Notes, 12.25%, 03/01/09(a)       230,000        120,750
------------------------------------------------------------------------
  Sr. Unsec. Notes, 9.50%, 03/01/09             1,385,000      1,014,513
========================================================================
                                                               1,135,263
========================================================================

APPAREL & ACCESSORIES-0.18%

Russell Corp., Sr. Notes, 9.25%, 05/01/10
  (Acquired 04/11/02; Cost $90,000)(b)             90,000         92,925
------------------------------------------------------------------------
William Carter Co. (The), Sr. Unsec. Gtd.
  Sub. Notes, 10.88%, 08/15/11                     95,000        102,125
========================================================================
                                                                 195,050
========================================================================

AUTO PARTS & EQUIPMENT-0.03%

Stoneridge, Inc., Sr. Notes, 11.50%, 05/01/12
  (Acquired 04/25/02; Cost $30,000)(b)             30,000         31,200
========================================================================

AUTOMOBILE MANUFACTURERS-1.02%

Ford Holdings, Inc., Unsec. Gtd. Unsub. Deb.,
  9.30%, 03/01/30                                 250,000        272,177
------------------------------------------------------------------------
General Motors Corp., Putable Deb.,
  8.80%, 03/01/21                                 750,000        833,288
========================================================================
                                                               1,105,465
========================================================================

BANKS-4.20%

Regions Financial Corp., Putable Sub. Notes,
  7.75%, 09/15/24                               1,500,000      1,568,655
------------------------------------------------------------------------
Wachovia Corp., Unsec. Putable Sub. Deb.,
  6.55%, 10/15/35                                 900,000        939,303
------------------------------------------------------------------------
  7.50%, 04/15/35                               1,200,000      1,274,208
------------------------------------------------------------------------
Washington Mutual, Inc., Jr. Unsec. Sub.
  Notes,
  8.25%, 04/01/10                                 575,000        634,167
------------------------------------------------------------------------
Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12                                 130,000        131,950
========================================================================
                                                               4,548,283
========================================================================

BROADCASTING & CABLE TV-8.02%

Adelphia Communications Corp.,
  Sr. Unsec. Notes, 10.88%, 10/01/10(c)           550,000        478,500
------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 9.88%,
    03/01/07(c)                                   140,000        116,900
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
BROADCASTING & CABLE TV-(CONTINUED)

British Sky Broadcasting Group PLC (United
  Kingdom),
  Sr. Unsec. Gtd. Yankee Notes, 8.20%,
    07/15/09                                   $  750,000   $    763,777
------------------------------------------------------------------------
  Unsec. Gtd. Yankee Notes 7.30%, 10/15/06        750,000        756,262
------------------------------------------------------------------------
Callahan Nordrhein Westfalen (Germany), Sr.
  Unsec. Yankee Notes, 14.00%, 07/15/10           300,000         58,500
------------------------------------------------------------------------
CanWest Media Inc. (Canada), Sr. Unsec. Sub.
  Yankee Notes, 10.63%, 05/15/11                  185,000        200,725
------------------------------------------------------------------------
Charter Communications Holdings, LLC/ Charter
  Communications Holdings Capital Corp., Sr.
  Unsec. Sub. Notes,
  10.75%, 10/01/09                                420,000        413,700
------------------------------------------------------------------------
  11.13%, 01/15/11                                220,000        218,900
------------------------------------------------------------------------
CSC Holdings Inc.,
  Sr. Unsec. Deb.,
    7.88%, 02/15/18                             1,250,000      1,115,038
------------------------------------------------------------------------
  Sr. Unsec. Notes,
    7.25%, 07/15/08                               500,000        472,430
------------------------------------------------------------------------
    7.88%, 12/15/07                             1,300,000      1,287,091
------------------------------------------------------------------------
ONO Finance PLC (United Kingdom), Sr. Unsec.
  Gtd. Euro Notes, 13.00%, 05/01/09               300,000        133,500
------------------------------------------------------------------------
Pegasus Communications Corp.-Series B, Sr.
  Notes, 9.63%, 10/15/05                          500,000        302,500
------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., Sr. Sub.
  Notes, 8.75%, 12/15/11(d)                       170,000        178,925
------------------------------------------------------------------------
TCI Communications, Inc., Sr. Unsec. Deb.,
  8.75%, 08/01/15                                 500,000        540,605
------------------------------------------------------------------------
Telewest Communications PLC (United Kingdom),
  Sr. Unsec. Yankee Deb., 9.63%, 10/01/06         270,000        149,850
------------------------------------------------------------------------
Time Warner Inc.,
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24           305,000        285,367
------------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23                  1,000,000      1,082,080
------------------------------------------------------------------------
Young Broadcasting Inc., Sr. Unsec. Notes,
  8.50%, 12/15/08(d)                              135,000        141,075
========================================================================
                                                               8,695,725
========================================================================

BUILDING PRODUCTS-0.41%

Brand Services, Inc., Sr. Unsec. Notes,
  10.25%, 02/15/08                                 80,000         77,200
------------------------------------------------------------------------
MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                         360,000        366,300
========================================================================
                                                                 443,500
========================================================================

CASINOS & GAMING-1.81%

Ameristar Casinos, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.75%, 02/15/09                         400,000        442,000
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
CASINOS & GAMING-(CONTINUED)

Boyd Gaming Corp.,
  Sr. Sub. Notes, 8.75%, 04/15/12 (Acquired
    03/27/02; Cost $215,000)(b)                $  215,000   $    223,600
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 9.25%, 08/01/09          210,000        226,275
------------------------------------------------------------------------
Hollywood Casino Corp.-Class A, Sr. Sec. Gtd.
  Notes, 11.25%, 05/01/07                         575,000        641,125
------------------------------------------------------------------------
Mohegan Tribal Gaming Authority, Sr. Sub.
  Notes, 8.00%, 04/01/12(d)                       270,000        271,350
------------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec.
  Notes, 7.50%, 09/01/09                          155,000        152,813
========================================================================
                                                               1,957,163
========================================================================

COMMODITY CHEMICALS-0.12%

ISP Chemo Inc.-Series B, Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 07/01/11                         120,000        126,900
========================================================================

CONSTRUCTION & FARM MACHINERY-0.19%

Terex Corp., Sr. Unsec. Gtd. Sub. Note,
  9.25%, 07/15/11                                 200,000        210,000
========================================================================

CONSUMER FINANCE-0.52%

Household Finance Corp., Sr. Unsec. Notes,
  8.00%, 07/15/10                                 525,000        565,735
========================================================================

DISTRIBUTORS-0.38%

Ferrellgas Partners L.P.,-Series B, Sr. Sec.
  Gtd. Notes, 9.38%, 06/15/06                     400,000        414,000
========================================================================

DIVERSIFIED CHEMICALS-0.09%

Equistar Chemicals LP/Equistar Funding Corp.,
  Sr. Unsec. Gtd. Notes, 10.13%, 09/01/08         100,000         99,000
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.21%

Tekni-Plex, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 12.75%, 06/15/10                    215,000        224,675
========================================================================

DIVERSIFIED FINANCIAL SERVICES-2.82%

CIT Group Inc. (The), Sr. Notes, 7.13%,
  10/15/04                                        500,000        496,365
------------------------------------------------------------------------
Citigroup Inc., Unsec. Deb., 6.63%, 01/15/28      700,000        673,575
------------------------------------------------------------------------
FMR Corp., Bonds, 7.57%, 06/15/29 (Acquired
  05/09/01-09/28/01; Cost $742,708)(b)            700,000        747,894
------------------------------------------------------------------------
Lehman Brothers Holdings Inc.-Series E,
  Medium Term Disc. Notes, 9.75%, 02/10/28(e)   2,200,000        289,476
------------------------------------------------------------------------
Prudential Funding, LLC, Medium Term Notes,
  6.60%, 05/15/08 (Acquired 05/09/01; Cost
  $299,652)(b)                                    300,000        308,943
------------------------------------------------------------------------
Qwest Capital Funding, Inc., Unsec. Gtd.
  Note, 6.88%, 07/15/28                           500,000        330,572
------------------------------------------------------------------------
RFS Partnership LP, Sr. Unsec. Gtd. Notes,
  9.75%, 03/01/12(d)                              200,000        208,000
========================================================================
                                                               3,054,825
========================================================================

DRUG RETAIL-0.33%

Duane Reade, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 9.25%, 02/15/08                          350,000        357,000
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

ELECTRIC UTILITIES-10.06%

AES Corp. (The),
  Sr. Unsec. Notes,
    8.75%, 12/15/02                            $1,000,000   $    965,000
------------------------------------------------------------------------
    8.75%, 06/15/08                               160,000        133,600
------------------------------------------------------------------------
    9.50%, 06/01/09                               250,000        213,750
------------------------------------------------------------------------
  Unsec. Putable Notes,
    7.38%, 06/15/03                               250,000        223,750
------------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                        800,000        684,000
------------------------------------------------------------------------
CILCORP, Inc., Sr. Unsec. Bonds,
  9.38%, 10/15/29                                 500,000        491,140
------------------------------------------------------------------------
Cleveland Electric Illuminating Co. (The),
  First Mortgage Bonds, 6.86%, 10/01/08           400,000        402,216
------------------------------------------------------------------------
  Series D, Sec. Notes, 7.88%, 11/01/17         1,000,000      1,081,530
------------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                               1,000,000      1,065,000
------------------------------------------------------------------------
Cogentrix Energy, Inc., Sr. Unsec. Gtd.
  Notes,
  8.75%, 10/15/08                                 550,000        559,829
------------------------------------------------------------------------
Hydro-Quebec (Canada), Gtd. Yankee Bonds,
  9.40%, 02/01/21                                 385,000        501,528
------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes,
  13.50%, 07/15/08                                230,000        253,575
------------------------------------------------------------------------
Niagara Mohawk Power Corp.-Series H, Sr.
  Unsec. Disc. Notes, 8.50%, 07/01/10(a)        1,150,000      1,099,872
------------------------------------------------------------------------
NRG Energy, Inc., Sr. Unsec. Notes,
  8.25%, 09/15/10                                 325,000        322,563
------------------------------------------------------------------------
  8.63%, 04/01/31                                 750,000        730,313
------------------------------------------------------------------------
Public Service Company of New Mexico- Series
  A, Sr. Unsec. Notes, 7.10%, 08/01/05            300,000        307,551
------------------------------------------------------------------------
Texas-New Mexico Power Co., Sr. Sec. Notes,
  6.25%, 01/15/09                               2,000,000      1,867,060
========================================================================
                                                              10,902,277
========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.25%

Fisher Scientific International Inc., Sr.
  Sub. Notes, 8.13%, 05/01/12 (Acquired
  04/17/02; Cost $130,000)(b)                     130,000        130,975
------------------------------------------------------------------------
Solectron Corp., Sr. Unsec. Notes,
  9.63%, 02/15/09                                 140,000        143,500
========================================================================
                                                                 274,475
========================================================================

ENVIRONMENTAL SERVICES-1.94%

Allied Waste North America Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.00%, 08/01/09        370,000        382,950
------------------------------------------------------------------------
Waste Management, Inc., Putable Unsec. Notes,
  7.10%, 08/01/26                               1,675,000      1,722,302
========================================================================
                                                               2,105,252
========================================================================

FOREST PRODUCTS-0.16%

Louisiana-Pacific Corp., Sr. Unsec. Sub.
  Notes, 10.88%, 11/15/08                         160,000        174,400
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

GAS UTILITIES-0.71%

El Paso Corp., Medium Term Notes,
  8.05%, 10/15/30                              $  200,000   $    203,046
------------------------------------------------------------------------
Tennessee Gas Pipeline Co., Unsec. Deb.,
  7.63%, 04/01/37                                 300,000        289,737
------------------------------------------------------------------------
TransCanada Pipelines Ltd. (Canada), Yankee
  Deb., 8.63%, 05/15/12                           250,000        281,720
========================================================================
                                                                 774,503
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.10%

Vanguard Health Systems, Inc. Sr. Unsec. Gtd.
  Sub. Notes, 9.75%, 08/01/11                     100,000        106,000
========================================================================

HEALTH CARE EQUIPMENT-0.14%

Radiologix, Inc., Sr. Unsec. Gtd. Notes,
  10.50%, 12/15/08(d)                             150,000        156,750
========================================================================

HEALTH CARE FACILITIES-0.68%

Hanger Orthopedic Group, Inc., Sr. Sub.
  Notes, 10.38%, 02/15/09(d)                      400,000        427,000
------------------------------------------------------------------------
Magellan Health Services, Inc.,
  Sr. Notes, 9.38%, 11/15/07(d)                    95,000         95,475
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 9.00%, 02/15/08           80,000         68,400
------------------------------------------------------------------------
Select Medical Corp., Sr. Unsec. Sub. Notes,
  9.50%, 06/15/09                                 140,000        144,900
========================================================================
                                                                 735,775
========================================================================

HOMEBUILDING-0.84%

Beazer Homes USA, Inc., Sr. Notes, 8.38%,
  04/15/12 (Acquired 04/11/02; Cost
  $115,000)(b)                                    115,000        116,725
------------------------------------------------------------------------
K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                    400,000        438,000
------------------------------------------------------------------------
WCI Communities, Inc., Sr. Sub. Notes, 9.13%,
  05/01/12 (Acquired 04/18/02; Cost
  $350,000)(b)                                    350,000        353,500
========================================================================
                                                                 908,225
========================================================================

HOTELS-0.37%

Starwood Hotels & Resorts Worldwide, Inc.,
  Notes, 7.88%, 05/01/12 (Acquired 04/11/02;
  Cost $248,708)(b)                               250,000        251,215
------------------------------------------------------------------------
Sun International Hotels Ltd. (Bahamas), Sr.
  Unsec. Gtd. Sub. Yankee Notes, 8.88%,
  08/15/11                                        150,000        153,000
========================================================================
                                                                 404,215
========================================================================

HOUSEWARES & SPECIALTIES-0.10%

Johnsondiversey Inc., Sr. Sub. Notes, 9.63%,
  05/15/12 (Acquired 04/29/02; Cost
  $100,000)(b)                                    100,000        104,500
========================================================================

INTEGRATED OIL & GAS-1.44%

El Paso CGP Co., Sr. Putable Unsec. Deb.,
  6.70%, 02/15/27                                 400,000        405,060
------------------------------------------------------------------------
Occidental Petroleum Corp., Sr. Putable Deb.,
  9.25%, 08/01/19                                 950,000      1,153,918
========================================================================
                                                               1,558,978
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

INTEGRATED TELECOMMUNICATION SERVICES-0.14%

NTELOS Inc., Sr. Unsec. Notes, 13.00%,
  08/15/10                                     $  250,000   $    150,000
========================================================================

LIFE & HEALTH INSURANCE-0.66%

American General Institute- Capital Series B,
  Gtd. Notes, 8.13%, 03/15/46 (Acquired
  02/07/02; Cost $270,794)(b)                     240,000        269,971
------------------------------------------------------------------------
Conseco, Inc., Sr. Unsec. Gtd. Notes, 8.75%,
  08/09/06 (Acquired 07/19/01; Cost
  $164,938)(b)                                    175,000        112,000
------------------------------------------------------------------------
Torchmark Corp., Notes, 7.88%, 05/15/23           335,000        334,390
========================================================================
                                                                 716,361
========================================================================

MOVIES & ENTERTAINMENT-0.18%

Viacom Inc., Sr. Notes, 5.63%, 05/01/07           200,000        198,544
========================================================================

MULTI-LINE INSURANCE-0.23%

AIG SunAmerica Global Financing IX, Sr.
  Notes, 5.10%, 01/17/07 (Acquired 01/10/02;
  Cost $249,760)(b)                               250,000        248,935
========================================================================

MULTI-UTILITIES-1.63%

Dynegy Inc., Sr. Unsec. Deb., 7.13%, 05/15/18   1,000,000        793,750
------------------------------------------------------------------------
Williams Cos., Inc. (The)-Series A, Sr.
  Unsec. PATS, 6.75%, 01/15/06                    500,000        479,680
------------------------------------------------------------------------
Williams Gas Pipeline Central Inc., Sr.
  Notes, 7.38%, 11/15/06 (Acquired 02/15/01;
  Cost $516,400)(b)                               500,000        498,070
========================================================================
                                                               1,771,500
========================================================================

OIL & GAS DRILLING-0.50%

Transocean Sedco Forex Inc., Unsec. Notes,
  6.95%, 04/15/08                                 525,000        542,341
========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.56%

Hanover Equipment Trust 2001 A,
  Sr. Sec. Notes,
  8.50%, 09/01/08(d)                               90,000         91,800
------------------------------------------------------------------------
  8.75%, 09/01/11(d)                               30,000         30,600
------------------------------------------------------------------------
Smith International, Inc., Sr. Notes,
  6.75%, 02/15/11                                 500,000        489,600
========================================================================
                                                                 612,000
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-7.07%

Anadarko Petroleum Corp., Unsec. Putable
  Deb., 7.73%, 09/15/26                         1,000,000      1,071,660
------------------------------------------------------------------------
Anderson Exploration Ltd. (Canada), Unsec.
  Sub. Yankee Notes, 6.75%, 03/15/11              375,000        373,215
------------------------------------------------------------------------
Chesapeake Energy Corp., Sr. Unsec. Gtd.
  Notes, 8.38%, 11/01/08                          240,000        243,000
------------------------------------------------------------------------
Colorado Interstate Gas Co., Sr. Unsec. Deb.,
  10.00%, 06/15/05                                350,000        383,327
------------------------------------------------------------------------
Devon Energy Corp., Sr. Unsec. Deb.,
  7.95%, 04/15/32                                 400,000        426,412
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
OIL & GAS EXPLORATION & PRODUCTION-(CONTINUED)

Devon Financing Corp. ULC, Sr. Unsec. Gtd.
  Unsub. Notes, 7.88%, 09/30/31                $  300,000   $    315,588
------------------------------------------------------------------------
Frontier Oil Corp., Sr. Unsec. Notes, 11.75%,
  11/15/09                                        390,000        418,275
------------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Sr. Unsec.
  Notes, 6.88%, 12/01/07                          750,000        793,530
------------------------------------------------------------------------
Newfield Exploration Co., Sr. Unsec. Unsub.
  Notes, 7.63%, 03/01/11                        1,650,000      1,617,000
------------------------------------------------------------------------
Nexen Inc. (Canada), Unsec. Yankee Notes,
  7.40%, 05/01/28                                 500,000        478,300
------------------------------------------------------------------------
Noble Affiliates Inc., Sr. Unsec. Deb.,
  7.25%, 08/01/97                               1,560,000      1,318,153
------------------------------------------------------------------------
Swift Energy Co., Sr. Unsec. Sub. Notes,
  9.38%, 05/01/12                                  70,000         71,575
------------------------------------------------------------------------
Vintage Petroleum, Inc., Sr. Notes, 8.25%,
  05/01/12 (Acquired 04/25/02; Cost
  $150,000)(b)                                    150,000        150,750
========================================================================
                                                               7,660,785
========================================================================

OIL & GAS REFINING & MARKETING-1.12%

Petroleos Mexicanos (Mexico),
  Sr. Putable Unsec. Gtd. Yankee Bonds,
  9.38%, 12/02/08                                 600,000        666,000
------------------------------------------------------------------------
  Series P, Unsec. Putable Unsub. Yankee
  Notes, 9.50%, 09/15/27                          500,000        552,205
========================================================================
                                                               1,218,205
========================================================================

PACKAGED FOODS-0.07%

Dole Food Co., Inc., Sr. Unsec. Notes, 7.25%,
  05/01/09 (Acquired 04/25/02; Cost
  $79,598)(b)                                      80,000         79,962
========================================================================

PAPER PRODUCTS-0.24%

Appleton Papers Inc., Sr. Sub. Notes, 12.50%,
  12/15/08(d)                                     260,000        261,300
========================================================================

PERSONAL PRODUCTS-0.32%

Elizabeth Arden, Inc.,
  Sr. Notes, 10.38%, 05/15/07                      50,000         46,250
------------------------------------------------------------------------
  Sr. Sec. Notes, 11.75%, 02/01/11                300,000        301,500
========================================================================
                                                                 347,750
========================================================================

PHARMACEUTICALS-1.06%

Warner Chilcott, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 12.63%, 02/15/08                  1,000,000      1,150,000
========================================================================

PUBLISHING & PRINTING-4.19%

News America Holdings, Inc.,
  Putable Notes, 8.45%, 08/01/34                2,200,000      2,344,826
------------------------------------------------------------------------
  Sr. Gtd. Deb., 9.25%, 02/01/13                1,850,000      2,112,423
------------------------------------------------------------------------
PRIMEDIA Inc., Sr. Unsec. Gtd. Notes,
  8.88%, 05/15/11                                  90,000         80,550
========================================================================
                                                               4,537,799
========================================================================

RAILROADS-0.58%

CSX Corp., Sr. Unsec. Putable Deb.,
  7.25%, 05/01/27                                 250,000        265,460
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
RAILROADS-(CONTINUED)

Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10            $  325,000   $    359,125
========================================================================
                                                                 624,585
========================================================================

REAL ESTATE INVESTMENT TRUSTS-1.81%

EOP Operating L.P., Unsec. Gtd. Notes,
  6.75%, 02/15/12                                 200,000        198,098
------------------------------------------------------------------------
ERP Operating L.P., Unsec. Notes,
  7.13%, 10/15/17                                 600,000        567,798
------------------------------------------------------------------------
HealthCare REIT, Inc., Sr. Unsec. Notes,
  7.50%, 08/15/07                                 500,000        500,190
------------------------------------------------------------------------
Host Marriott L.P., Sr. Notes,
  9.50%, 01/15/07(d)                              450,000        477,563
------------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                                 210,000        213,150
========================================================================
                                                               1,956,799
========================================================================

REINSURANCE-0.50%

GE Global Insurance Holdings Corp., Unsec.
  Notes, 7.75%, 06/15/30                          500,000        544,945
========================================================================

SOVEREIGN DEBT-9.75%

Ontario (Province of) (Canada), Sr. Unsec.
  Unsub. Yankee Notes, 5.50%, 10/01/08            300,000        304,578
------------------------------------------------------------------------
Quebec (Province of) (Canada), Yankee Deb.,
  7.50%, 07/15/23                                 750,000        826,673
------------------------------------------------------------------------
Republic of Brazil (Brazil),
  Bonds,
    11.63%, 04/15/04                            1,228,000      1,281,418
------------------------------------------------------------------------
    10.25%, 01/11/06                            1,000,000        975,000
------------------------------------------------------------------------
  Unsec. Bonds, 10.13%, 05/15/27                1,500,000      1,136,250
------------------------------------------------------------------------
  Unsec. Unsub. Bonds, 8.88%, 04/15/24          2,462,000      1,659,203
------------------------------------------------------------------------
  Unsub. Bonds, 14.50%, 10/15/09                1,460,000      1,581,910
------------------------------------------------------------------------
Republic of Panama (Panama),
  Bonds, 8.88%, 09/30/27                          304,000        298,994
------------------------------------------------------------------------
Republic of Turkey (Turkey),
  Bonds, 11.88%, 11/05/04                         115,000        126,356
------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 12.38%, 06/15/09       115,000        124,488
------------------------------------------------------------------------
Republic of Venezuela (Venezuela),
  Unsec. Bonds,
    9.25%, 09/15/27                             1,683,000      1,184,832
------------------------------------------------------------------------
    9.25%, 09/15/27                               817,000        579,089
------------------------------------------------------------------------
United Mexican States-Series A (Mexico),
  Medium Term Note, 9.88%, 02/01/10               420,000        483,420
========================================================================
                                                              10,562,211
========================================================================

SPECIALTY CHEMICALS-0.10%

OM Group, Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.25%, 12/15/11(d)                              100,000        104,000
========================================================================

SPECIALTY STORES-0.66%

CSK Auto Inc., Sr. Gtd. Unsec. Gtd. Notes,
  12.00%, 06/15/06(d)                             360,000        383,400
------------------------------------------------------------------------
United Rentals, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 10.75%, 04/15/08                    300,000        331,500
========================================================================
                                                                 714,900
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

STEEL-0.32%

UCAR Finance Inc., Sr. Gtd. Notes, 10.25%,
  02/15/12(d)                                  $  330,000   $    349,800
========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.54%

SBA Communications Corp., Sr. Unsec. Notes,
  10.25%, 02/01/09                                440,000        319,000
------------------------------------------------------------------------
Spectrasite Holdings, Inc.-Series B, Sr.
  Unsec. Sub. Notes, 12.50%, 11/15/10             500,000        262,500
========================================================================
                                                                 581,500
========================================================================

TRUCKING-0.43%

North American Van Lines Inc., Sr. Sub.
  Notes, 13.38%, 12/01/09(d)                      435,000        463,275
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.49%

Alamosa Delaware Inc., Sr. Unsec. Gtd. Notes,
  13.63%, 08/15/11                                300,000        267,000
------------------------------------------------------------------------
Crown Castle International Corp.,
  Sr. Unsec. Disc. Notes,
    10.63%, 11/15/07(a)                           430,000        380,550
------------------------------------------------------------------------
  Sr. Unsec. Notes, 10.75%, 08/01/11              570,000        530,100
------------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Disc. Notes, 14.00%,
  07/15/10(a)                                     350,000        197,750
------------------------------------------------------------------------
IWO Holdings, Inc., Sr. Unsec. Gtd. Notes,
  14.00%, 01/15/11                                400,000        346,000
------------------------------------------------------------------------
Microcell Telecommunications Inc.-Series B
  (Canada), Sr. Unsec. Disc. Notes, 11.13%,
  10/15/07(a)                                     750,000        192,461
------------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec.
  Notes, 9.50%, 02/01/11                          600,000        411,000
------------------------------------------------------------------------
Triton PCS Inc., Sr. Unsec. Gtd. Sub. Notes,
  8.75%, 11/15/11                                 400,000        376,000
========================================================================
                                                               2,700,861
========================================================================
    Total U.S. Dollar Denominated Non-
      Convertible Bonds & Notes (Cost
      $80,245,634)                                            80,154,292
========================================================================

U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS &
  NOTES-7.81%

ADVERTISING-1.32%

Lamar Advertising Co., Conv. Unsec. Notes,
  5.25%, 09/15/06                               1,300,000      1,433,250
========================================================================

BIOTECHNOLOGY-0.42%

Roche Holding A.G., Conv. Putable Bonds,
  0.31%, 01/19/15 (Acquired 03/10/00; Cost
  $624,812)(b)(e)                                 650,000        455,000
========================================================================

BROADCASTING & CABLE TV-1.32%

Charter Communications, Inc., Sr. Conv.
  Notes, 5.75%, 10/15/05 (Acquired 10/25/00;
  Cost $1,500,000)(b)                           1,500,000      1,192,500
------------------------------------------------------------------------
Comcast UK Cable Partners Ltd. (United
  Kingdom), Sr. Unsec. Yankee Disc. Deb.,
  11.20%, 11/15/07(a)                             250,000        236,250
========================================================================
                                                               1,428,750
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

COMPUTER HARDWARE-0.03%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Sub. Deb., 8.00%, 05/01/03
  (Acquired 03/07/00; Cost $480,000)(b)(c)(f)  $  600,000   $     31,800
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.93%

Verizon Global Funding Corp.,-Series REGS,
  Conv. Sr. Euro Notes, 4.25%, 09/15/05         1,000,000      1,004,820
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.06%

Kerr-McGee Corp., Jr. Conv. Sub. Unsec. Deb.,
  5.25%, 02/15/10                               1,000,000      1,151,250
========================================================================

SEMICONDUCTOR EQUIPMENT-1.11%

ASM Lithography Holding N.V. (Netherlands),
  Conv. Yankee Bonds, 4.25%, 11/30/04
  (Acquired 04/05/00; Cost $1,507,813)(b)       1,250,000      1,204,688
========================================================================

SEMICONDUCTORS-0.02%

TranSwitch Corp., Conv. Unsec. Unsub. Notes,
  4.50%, 09/12/05 (Acquired 09/06/00; Cost
  $37,000)(b)                                      37,000         25,021
========================================================================

TELECOMMUNICATIONS EQUIPMENT-1.10%

Comverse Technology, Inc., Sr. Unsec. Conv.
  Sub. Notes, 1.50%, 12/02/05 (Acquired
  12/05/00; Cost $1,537,500)(b)                 1,500,000      1,156,875
------------------------------------------------------------------------
Kestrel Solutions, Conv. Sub. Notes, 5.50%,
  07/15/05 (Acquired 07/20/00; Cost
  $750,000)(b)(f)                                 750,000         37,500
========================================================================
                                                               1,194,375
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.50%

Nextel Communications, Inc., Sr. Conv. Notes,
  5.25%, 01/15/10 (Acquired 02/15/00; Cost
  $1,055,000)(b)                                1,000,000        538,750
========================================================================
    Total U.S. Dollar Denominated Convertible
      Bonds & Notes (Cost $11,769,100)                         8,467,704
========================================================================

                                               PRINCIPAL
                                               AMOUNT(g)
NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-1.67%

FRANCE-0.55%

Vivendi Environnement (Movies &
  Entertainment), Sr. Conv. Gtd. Bonds,
  1.50%, 01/01/05                  EUR            250,000        592,905
========================================================================

GERMANY-0.94%

Bundesrepublik Deutschland (Sovereign Debt),
  Bonds, 6.50%, 10/14/05      EUR                 135,000        128,872
------------------------------------------------------------------------
Kreditanstalt fuer Wiederaufbau (Banks), Sr.
  Unsec. Unsub. Notes, 5.25%, 07/04/12    EUR   1,000,000        895,388
========================================================================
                                                               1,024,260
========================================================================

NETHERLANDS-0.06%

KPNQwest N.V. (Alternative Carriers), Sr.
  Unsec. Notes, 8.88%, 02/01/08    EUR            770,000         69,366
========================================================================

                                               PRINCIPAL       MARKET
                                               AMOUNT(g)       VALUE

UNITED KINGDOM-0.12%

ONO Finance PLC (Broadcasting & Cable TV),
  Sr. Unsec. Gtd. Euro Notes, 13.00%,
  05/31/09                 EUR                    300,000   $    127,139
========================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $2,923,929)                                  1,813,670
========================================================================

                                                 SHARES
COMMON STOCKS & OTHER EQUITY INTERESTS-2.52%

ELECTRIC UTILITIES-0.53%

Reliant Energy, Inc., $1.17 Conv. Pfd              17,000        574,430
========================================================================

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc.
  Series B-Pfd. Wts., expiring 11/15/09
    (Acquired 06/13/00; Cost $0)(b)(h)                960              9
------------------------------------------------------------------------
  Wts., expiring 11/15/09 (Acquired 06/13/00;
    Cost $0)(b)(h)                                    960             10
========================================================================
                                                                      19
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(b)(f)(h)                         425              0
========================================================================

MULTI-UTILITIES-0.99%

Mirant Trust I-Series A, $3.13 Conv. Pfd           28,300      1,078,513
========================================================================

PHARMACEUTICALS-0.97%

Pharmacia Corp.                                    25,407      1,047,531
========================================================================

RAILROADS-0.01%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(b)(h)                  325         11,456
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.02%

IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01; Cost $0)(b)(h)                  400         22,100
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $4,334,476)                              2,734,049
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-11.04%

FEDERAL HOME LOAN BANK-0.05%

Unsec. Bonds,
  5.13%, 03/06/06                              $   55,000         56,196
========================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-3.24%

Pass Through Ctfs.,
  6.25%, 03/05/12                                 300,000        304,086
------------------------------------------------------------------------
  7.00%, 07/01/29                                  41,663         43,055
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.00%, 06/01/17(i)                            1,000,000      1,013,750
------------------------------------------------------------------------
  6.50%, 06/01/32(i)                            1,110,000      1,124,569
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)-(CONTINUED)

TBA,
  6.50%, 06/01/17(i)                           $1,000,000   $  1,030,625
========================================================================
                                                               3,516,085
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-7.75%

Pass Through Ctfs.,
  6.50%, 10/01/16                                  50,358         51,932
------------------------------------------------------------------------
  8.50%, 02/01/28                                 588,399        637,860
------------------------------------------------------------------------
  6.50%, 03/01/29 to 12/01/29                   2,633,200      2,677,893
------------------------------------------------------------------------
  7.50%, 08/01/29 to 04/01/31                   1,407,146      1,471,140
------------------------------------------------------------------------
  7.00%, 12/01/31                                  52,070         53,779
------------------------------------------------------------------------
Pass Through Ctfs.,
  6.50%, 11/01/16                                  47,879         49,375
------------------------------------------------------------------------
  8.00%, 06/01/31                                 827,647        874,202
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.50%, 06/01/32(i)                              110,000        111,341
------------------------------------------------------------------------
  7.00%, 06/01/32(i)                            2,000,000      2,063,750
------------------------------------------------------------------------
Unsec. Notes,
  6.00%, 05/15/11                                  54,000         55,260
------------------------------------------------------------------------
Unsec. Sub. Notes,
  4.75%, 01/02/07                                 350,000        349,759
========================================================================
                                                               8,396,291
========================================================================
    Total U.S. Government Agency Securities
      (Cost $11,794,239)                                      11,968,572
========================================================================

U.S. TREASURY SECURITIES-1.20%

U.S. TREASURY NOTES-1.20%

  4.75%, 11/15/08                                 200,000        199,340
------------------------------------------------------------------------
  6.50%, 02/15/10                               1,000,000      1,096,290
========================================================================
    Total U.S. Treasury Securities (Cost
      $1,293,517)                                              1,295,630
========================================================================

ASSET-BACKED SECURITIES-1.81%

AIRLINES-0.90%

American Airlines, Inc.-Class A-1, Pass
  Through Ctfs.-Series 2001-1, 6.98%,
  05/23/21                                        569,387        548,291
------------------------------------------------------------------------
Continental Airlines, Inc.,-Series 974A, Pass
  Through Ctfs., 6.90%, 01/02/18                  439,639        432,789
========================================================================
                                                                 981,080
========================================================================

DIVERSIFIED FINANCIAL SERVICES-0.50%

Citicorp Lease-Class A2, Series 1999-1, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00; Cost $493,835)(b)                     500,000        538,935
========================================================================

ELECTRIC UTILITIES-0.41%

Beaver Valley II Funding Corp., SLOBS, Deb.,
  9.00%, 06/01/17                                 400,000        440,412
========================================================================
    Total Asset-Backed Securities (Cost
      $1,851,282)                                              1,960,427
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
MONEY MARKET FUNDS-3.42%

STIC Liquid Assets Portfolio(j)                 1,855,282   $  1,855,282
------------------------------------------------------------------------
STIC Prime Portfolio(j)                         1,855,282      1,855,282
========================================================================
    Total Money Market Funds (Cost
      $3,710,564)                                              3,710,564
========================================================================
TOTAL INVESTMENTS-103.43% (Cost $117,922,741)                112,104,908
========================================================================
OTHER ASSETS LESS LIABILITIES-(3.43%)                         (3,721,204)
========================================================================
NET ASSETS-100.00%                                          $108,383,704
________________________________________________________________________
========================================================================

Investment Abbreviations:

Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
EUR     - Euro Dollar
Gtd.    - Guaranteed
Jr.     - Junior
PATS    - Putable Asset Term Securities
Pfd.    - Preferred
REGS    - Regulation S
REIT    - Real Estate Investment Trust
Sec.    - Secured
SLOBS   - Security Lease Obligations
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(b) Restricted securities. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 04/30/02 was $8,935,809, which represented 8.24% of the Fund's net assets.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(e) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(f) Security fair valued in accordance with the procedures established by the Board of Trustees.
(g) Foreign denominated security. Par value is denominated in currency indicated.
(h) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(i) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section G.
(j) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $117,922,741)                                $112,104,908
-----------------------------------------------------------
Receivables for:
  Investments sold                                  796,103
-----------------------------------------------------------
  Fund shares sold                                  136,387
-----------------------------------------------------------
  Dividends and interest                          1,977,812
-----------------------------------------------------------
Investment for deferred compensation plan             1,336
-----------------------------------------------------------
Other assets                                         19,649
===========================================================
    Total assets                                115,036,195
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           6,152,973
-----------------------------------------------------------
  Fund shares reacquired                            289,796
-----------------------------------------------------------
  Foreign currency contracts outstanding             10,945
-----------------------------------------------------------
  Deferred compensation plan                          1,336
-----------------------------------------------------------
Accrued distribution fees                            83,579
-----------------------------------------------------------
Accrued trustees' fees                                  617
-----------------------------------------------------------
Accrued transfer agent fees                          36,787
-----------------------------------------------------------
Accrued operating expenses                           76,458
===========================================================
    Total liabilities                             6,652,491
===========================================================
Net assets applicable to shares outstanding    $108,383,704
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 78,875,636
___________________________________________________________
===========================================================
Class B                                        $ 26,473,308
___________________________________________________________
===========================================================
Class C                                        $  3,034,760
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           9,518,299
___________________________________________________________
===========================================================
Class B                                           3,187,180
___________________________________________________________
===========================================================
Class C                                             365,629
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       8.29
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.29 divided
     by 95.25%)                                $       8.70
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       8.31
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       8.30
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Interest                                        $ 4,475,277
-----------------------------------------------------------
Dividends                                            78,531
-----------------------------------------------------------
Dividends from affiliated money market funds         12,612
===========================================================
    Total investment income                       4,566,420
===========================================================

EXPENSES:

Advisory fees                                       394,774
-----------------------------------------------------------
Administrative services fees                         24,795
-----------------------------------------------------------
Custodian fees                                        2,324
-----------------------------------------------------------
Distribution fees -- Class A                        121,950
-----------------------------------------------------------
Distribution fees -- Class B                        183,597
-----------------------------------------------------------
Distribution fees -- Class C                         12,209
-----------------------------------------------------------
Interest                                                425
-----------------------------------------------------------
Transfer agent fees                                 177,118
-----------------------------------------------------------
Trustees' fees                                        5,035
-----------------------------------------------------------
Other                                                94,664
===========================================================
    Total expenses                                1,016,891
===========================================================
Less: Fees waived                                  (316,840)
-----------------------------------------------------------
    Expenses paid indirectly                           (620)
===========================================================
    Net expenses                                    699,431
===========================================================
Net investment income                             3,866,989
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (3,174,641)
-----------------------------------------------------------
  Foreign currencies                                (14,190)
-----------------------------------------------------------
  Foreign currency contracts                         20,280
===========================================================
                                                 (3,168,551)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            (976,711)
-----------------------------------------------------------
  Foreign currencies                                  1,297
-----------------------------------------------------------
  Foreign currency contracts                        (26,123)
===========================================================
                                                 (1,001,537)
===========================================================
Net gain (loss) from investment securities,
  foreign currencies and foreign currency
  contracts                                      (4,170,088)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                     $  (303,099)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002 AND THE YEAR ENDED OCTOBER 31, 2001 (UNAUDITED)

                                                                APRIL 30,       OCTOBER 31,
                                                                  2002             2001
                                                              -------------    -------------
OPERATIONS:

  Net investment income                                       $   3,866,989    $   9,122,003
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and foreign currency contracts            (3,168,551)      (7,077,279)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and foreign
    currency contracts                                           (1,001,537)         107,182
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                    (303,099)       2,151,906
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (2,740,579)      (4,180,316)
--------------------------------------------------------------------------------------------
  Class B                                                        (1,352,613)      (4,789,082)
--------------------------------------------------------------------------------------------
  Class C                                                           (89,607)         (94,741)
--------------------------------------------------------------------------------------------
Return of Capital:
  Class A                                                                --          (65,346)
--------------------------------------------------------------------------------------------
  Class B                                                                --          (81,727)
--------------------------------------------------------------------------------------------
  Class C                                                                --           (1,579)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        19,008,478       16,986,137
--------------------------------------------------------------------------------------------
  Class B                                                       (19,560,651)     (25,288,755)
--------------------------------------------------------------------------------------------
  Class C                                                         1,044,629        1,712,350
============================================================================================
    Net increase (decrease) in net assets                        (3,993,442)     (13,651,153)
============================================================================================

NET ASSETS:

  Beginning of period                                           112,377,146      126,028,299
============================================================================================
  End of period                                               $ 108,383,704    $ 112,377,146
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 238,596,246    $ 238,103,790
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (487,733)         (20,429)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and foreign currency
    contracts                                                  (123,897,126)    (120,728,575)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                    (5,827,683)      (4,977,640)
============================================================================================
                                                              $ 108,383,704    $ 112,377,146
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Strategic Income Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eight separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.The Fund's investment objective is high current income, and its secondary investment objective is growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.


A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund's capital loss carryforward of $120,664,368, as of October 31, 2001, is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD     EXPIRATION
   ------------  ----------------
   $ 65,749,433  October 31, 2003
   ------------------------------
     6,435,251   October 31, 2006
   ------------------------------
    15,371,600   October 31, 2007
   ------------------------------
    26,076,211   October 31, 2008
   ------------------------------
     7,031,873   October 31, 2009
   ==============================
   $120,664,368
   ______________________________
   ==============================


E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

       Outstanding foreign currency contracts at April 30, 2002 were as follows:

                             CONTRACT TO                    UNREALIZED
   SETTLEMENT             ------------------               APPRECIATION
      DATE     CURRENCY   DELIVER   RECEIVE     VALUE     (DEPRECIATION)
   ----------  --------   -------   --------   --------   --------------
   07/10/02     EUR       625,000   $550,000   $560,945     $(10,945)
    ____________________________________________________________________
   =====================================================================


G. The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes based on relative net assets.


NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to November 1,2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $151,494 reduction in the cost of securities and a corresponding $151,494 increase in net unrealized gains and losses, based on securities held by the Fund on November 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $71,875, to increase net unrealized gains and losses by $65,863 and to increase net realized gains and losses by $6,011. As a result the net investment income per share remained the same, the net realized and unrealized gains and losses per share remained the same, and the ratio of net investment income to average net assets decreased by 0.13%.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO (NY), Inc. is the Fund's subadvisor. The Fund pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $1 billion of the Fund's average daily net assets, plus 0.675% on the next $1 billion of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $2.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A shares to 1.50%. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended April 30, 2002, AIM waived fees of $316,840.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2002, AIM was paid $24,795 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2002, AFS was paid $107,245 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2002, the Class A, Class B and Class C shares paid AIM Distributors $121,950, $183,597 and $12,209, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $11,337 from sales of the Class A shares of the Fund during the six months ended April 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2002, AIM Distributors retained $3,000, $192 and $541 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended April 30, 2002, the Fund paid legal fees of $780 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the six months ended April 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $620 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $620.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

  Effective May 21, 2002, the Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan. During the six months ended April 30, 2002, there were no securities on loan.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2002 was $31,649,051 and $33,421,741, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 3,452,227
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (9,514,840)
===========================================================
Net unrealized appreciation (depreciation) of
  investment securities                         $(6,062,613)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $118,167,521.

NOTE 8--SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2002 and the year ended October 31,2001 were as follows:

                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    APRIL 30, 2002               OCTOBER 31, 2001
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      3,698,024    $ 31,185,004     4,333,296    $ 38,745,589
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        831,866       6,998,864     1,325,776      12,001,880
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        150,604       1,267,607       329,487       2,937,367
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        213,435       1,796,208       334,882       2,995,798
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         99,218         838,720       319,936       2,878,924
----------------------------------------------------------------------------------------------------------------------
  Class C                                                          7,559          63,707         8,539          75,695
======================================================================================================================
Reacquired:
  Class A                                                     (1,656,250)    (13,972,734)   (2,735,274)    (24,755,250)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,243,558)    (27,398,235)   (4,495,292)    (40,169,559)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        (33,997)       (286,685)     (149,291)     (1,300,712)
======================================================================================================================
                                                                  66,901    $    492,456      (727,941)   $ (6,590,268)
______________________________________________________________________________________________________________________
======================================================================================================================

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                        ----------------------------------------------------------------------
                                                        SIX MONTHS
                                                          ENDED                         YEAR ENDED OCTOBER 31,
                                                        APRIL 30,        -----------------------------------------------------
                                                         2002(a)          2001      2000(a)     1999       1998(a)      1997
                                                        ----------       -------    -------    -------    --------    --------
Net asset value, beginning of period                     $  8.63         $  9.17    $10.13     $ 10.80    $  12.00    $  11.76
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.31(c)         0.72      0.77        0.68        0.91(b)     0.74
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            (0.32)          (0.53)    (0.99)      (0.66)      (1.27)       0.34
==============================================================================================================================
    Total from investment operations                       (0.01)           0.19     (0.22)       0.02       (0.36)       1.08
==============================================================================================================================
Less distributions:
  Dividends from net investment income                     (0.33)          (0.72)    (0.52)      (0.65)      (0.65)      (0.78)
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       --              --        --          --          --       (0.06)
------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                          --           (0.01)    (0.22)      (0.04)      (0.19)         --
==============================================================================================================================
    Total distributions                                    (0.33)          (0.73)    (0.74)      (0.69)      (0.84)      (0.84)
==============================================================================================================================
Net asset value, end of period                           $  8.29         $  8.63    $ 9.17     $ 10.13    $  10.80    $  12.00
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(d)                                            (0.09)%          2.05%    (2.35)%      0.06%      (3.41)%      9.40%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $78,876         $62,708    $48,865    $68,675    $102,280    $138,715
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                          1.05%(e)        1.05%     1.21%       1.41%       1.56%       1.44%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                       1.63%(e)        1.57%     1.57%       1.41%       1.56%       1.44%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of net investment income to average net assets        7.34%(c)(e)     7.94%     7.84%       6.44%       7.73%       6.18%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                       30%             89%      309%        235%        306%        149%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.
(c) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 7.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(d) Does not include sales charges and is not annualized for periods less than one year.
(e) Ratios are annualized and based on average daily net assets of $70,263,110.

                                                                                       CLASS B
                                                       -----------------------------------------------------------------------
                                                       SIX MONTHS
                                                         ENDED                         YEAR ENDED OCTOBER 31,
                                                       APRIL 30,        ------------------------------------------------------
                                                        2002(a)          2001      2000(a)      1999       1998(a)     1997
                                                       ----------       -------    -------    --------    --------    --------
Net asset value, beginning of period                    $  8.65         $  9.18    $10.15     $  10.81    $  12.01    $  11.77
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.28(c)         0.65      0.71         0.62        0.84(b)     0.67
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                           (0.32)          (0.51)    (1.01)       (0.66)      (1.28)       0.33
==============================================================================================================================
    Total from investment operations                      (0.04)           0.14     (0.30)       (0.04)      (0.44)       1.00
==============================================================================================================================
Less distributions:
  Dividends from net investment income                    (0.30)          (0.66)    (0.45)       (0.58)      (0.57)      (0.71)
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      --              --        --           --          --       (0.05)
------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                         --           (0.01)    (0.22)       (0.04)      (0.19)         --
==============================================================================================================================
    Total distributions                                   (0.30)          (0.67)    (0.67)       (0.62)      (0.76)      (0.76)
==============================================================================================================================
Net asset value, end of period                          $  8.31         $  8.65    $ 9.18     $  10.15    $  10.81    $  12.01
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(d)                                           (0.42)%          1.47%    (3.11)%      (0.52)%     (4.04)%      8.70%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $26,473         $47,582    $76,680    $118,904    $188,660    $281,376
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         1.70%(e)        1.70%     1.86%        2.07%       2.21%       2.09%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      2.28%(e)        2.22%     2.22%        2.07%       2.21%       2.09%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of net investment income to average net assets       6.69%(c)(e)     7.29%     7.18%        5.78%       7.08%       5.53%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                      30%             89%      309%         235%        306%        149%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.
(c) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been 0.29 and the ratio of net investment income to average net assets would have been 6.82%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(d) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(e) Ratios are annualized and based on average daily net assets of $37,023,669.

                                                                                        CLASS C
                                                              ------------------------------------------------------------
                                                              SIX MONTHS          YEAR ENDED            MARCH 1, 1999
                                                                ENDED             OCTOBER 31,       (DATE SALES COMMENCED)
                                                              APRIL 30,        -----------------        TO OCTOBER 31,
                                                               2002(a)          2001     2000(a)             1999
                                                              ----------       ------    -------    ----------------------
Net asset value, beginning of period                            $ 8.64         $ 9.17    $10.14            $ 10.67
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.28(b)        0.65      0.70               0.33
--------------------------------------------------------------------------------------------------------------------------
  Net losses on securities (both realized and unrealized)        (0.32)         (0.51)    (1.00)             (0.52)
==========================================================================================================================
    Total from investment operations                             (0.04)          0.14     (0.30)             (0.19)
==========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.30)         (0.66)    (0.45)             (0.31)
--------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                                --          (0.01)    (0.22)             (0.03)
==========================================================================================================================
    Total distributions                                          (0.30)         (0.67)    (0.67)             (0.34)
==========================================================================================================================
Net asset value, end of period                                  $ 8.30         $ 8.64    $ 9.17            $ 10.14
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(c)                                                  (0.42)%         1.47%    (3.12)%            (1.80)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $3,035         $2,087    $  484            $   251
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.70%(d)       1.70%     1.86%              2.07%(e)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.28%(d)       2.22%     2.22%              2.07%(e)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of net investment income to average net assets              6.69%(b)(d)    7.29%     7.18%              5.78%(e)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                             30%            89%      309%               235%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been 0.29 and the ratio of net investment income to average net assets would have been 6.82%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $2,462,149.
(e)  Annualized.

BOARD OF TRUSTEES                                 OFFICERS                                  OFFICE OF THE FUND

Robert H. Graham                                  Robert H. Graham                          11 Greenway Plaza
                                                  Chairman and President                    Suite 100
Frank S. Bayley                                                                             Houston, TX 77046
                                                  Carol F. Relihan
Bruce L. Crockett                                 Senior Vice President and Secretary       INVESTMENT ADVISOR

Albert R. Dowden                                  Gary T. Crum                              A I M Advisors, Inc.
                                                  Senior Vice President                     11 Greenway Plaza
Edward K. Dunn Jr.                                                                          Suite 100
                                                  Dana R. Sutton                            Houston, TX 77046
Jack M. Fields                                    Vice President and Treasurer
                                                                                            TRANSFER AGENT
Carl Frischling                                   Stuart W. Coco
                                                  Vice President                            A I M Fund Services, Inc.
Prema Mathai-Davis                                                                          P.O. Box 4739
                                                  Melville B. Cox                           Houston, TX 77210-4739
Lewis F. Pennock                                  Vice President
                                                                                            CUSTODIAN
Ruth H. Quigley                                   Edgar M. Larsen
                                                  Vice President                            State Street Bank and Trust Company
Louis S. Sklar                                                                              225 Franklin Street
                                                                                            Boston, MA 02110

                                                                                            COUNSEL TO THE FUND

                                                                                            Ballard Spahr
                                                                                            Andrews & Ingersoll, LLP
                                                                                            1735 Market Street
                                                                                            Philadelphia, PA 19103

                                                                                            COUNSEL TO THE TRUSTEES

                                                                                            Kramer, Levin, Naftalis & Frankel LLP
                                                                                            919 Third Avenue
                                                                                            New York, NY 10022

                                                                                            DISTRIBUTOR

                                                                                            A I M Distributors, Inc.
                                                                                            11 Greenway Plaza
                                                                                            Suite 100
                                                                                            Houston, TX 77046

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.

    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.

    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

================================================================================

RISK SPECTRUM

            CONSERVATIVE        [PYRAMID GRAPHIC]
                 TO
             AGGRESSIVE              Sector
                                     Equity

                                 International/
                                 Global Equity

                                Domestic Equity

                  Taxable                             Tax-Free
               Fixed-Income                         Fixed-Income

Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.

Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.

Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.

Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.

Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

================================================================================

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?

    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.

    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.

    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.

    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                           EQUITY FUNDS                                  FIXED-INCOME FUNDS      A I M Management Group Inc. has
                                                                                                 provided leadership in the mutual
      DOMESTIC EQUITY FUNDS     INTERNATIONAL/GLOBAL EQUITY FUNDS  TAXABLE FIXED-INCOME FUNDS    fund industry since 1976 and
                                                                                                 manages approximately $158 billion
        MORE AGGRESSIVE                 MORE AGGRESSIVE                  MORE AGGRESSIVE         in assets for more than 9 million
                                                                                                 shareholders, including individual
AIM Small Cap Opportunities(1)  AIM Developing Markets             AIM High Yield II             investors, corporate clients and
AIM Mid Cap Opportunities(1)    AIM European Small Company         AIM High Yield                financial institutions.*
AIM Large Cap Opportunities(1)  AIM Asian Growth                   AIM Strategic Income
AIM Emerging Growth             AIM International Emerging Growth  AIM Income                        The AIM Family of Funds
AIM Small Cap Growth(2)         AIM Global Aggressive Growth       AIM Global Income             --Registered Trademark-- is
AIM Aggressive Growth           AIM European Development           AIM Total Return Bond         distributed nationwide. AIM is a
AIM Mid Cap Growth              AIM Euroland Growth                AIM Intermediate Government   subsidiary of AMVESCAP PLC, one of
AIM Dent Demographic Trends     AIM International Equity           AIM Floating Rate             the world's largest independent
AIM Constellation               AIM Global Growth                  AIM Limited Maturity Treasury financial services companies with
AIM Large Cap Growth            AIM Worldwide Spectrum             AIM Money Market              $400 billion in assets under
AIM Weingarte                   AIM Global Trends                                                management.*
AIM Small Cap Equity            AIM International Value(4)               MORE CONSERVATIVE
AIM Capital Development
AIM Mid Cap Equity                     MORE CONSERVATIVE            TAX-FREE FIXED-INCOME FUNDS
AIM Select Equity(3)
AIM Value II                          SECTOR EQUITY FUNDS                 MORE AGGRESSIVE
AIM Value
AIM Blue Chip                           MORE AGGRESSIVE            AIM High Income Municipal
AIM Mid Cap Basic Value                                            AIM Municipal Bond
AIM Large Cap Core Equity       AIM New Technology                 AIM Tax-Free Intermediate
AIM Charter                     AIM Global Telecommunications      AIM Tax-Exempt Cash
AIM Basic Value                     and Technology
AIM Large Cap Basic Value       AIM Global Energy(5)                     MORE CONSERVATIVE
AIM Balanced                    AIM Global Infrastructure
AIM Basic Balanced              AIM Global Financial Services
                                AIM Global Health Care
                                AIM Global Utilities
                                AIM Real Estate(6)

       MORE CONSERVATIVE               MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1) Closed to new investors. (2) On March 18, 2002, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (3) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund.
(5) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (6) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. For more complete information about any AIM fund, including the risks, sales charges and expenses, obtain the appropriate prospectus(es) from your financial advisor. Please read the prospectus(es) carefully before you invest or send money. If used as sales material after July 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

* As of 3/31/02                                         [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                         INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M DISTRIBUTORS, INC.                                              SINC-SAR-1